                                  EXHIBIT 99.1


                           Amendment Letter Agreement

                             THE CALDOR CORPORATION
                                20 Glover Avenue
                         Norwalk, Connecticut 06856-5620

                                 April 24, 1996


TO THE BANKS PARTY TO THE AMENDED AND RESTATED REVOLVING CREDIT AND GUARANTY AGREEMENT DATED AS OF OCTOBER 17, 1995, AS AMENDED, AMONG THE CALDOR CORPORATION, THE GUARANTORS NAMED THEREIN, THE BANKS PARTY THERETO AND CHEMICAL BANK, AS AGENT

                           Amendment Letter Agreement

Gentlemen:

         This has reference to the Amended and Restated Revolving Credit and Guaranty Agreement dated as of October 17, 1995, as heretofore amended (the "Agreement") among The Caldor Corporation, as Borrower, the Guarantors named therein, the Banks party thereto and Chemical Bank, as Agent. All terms used herein that are defined in the Agreement shall have the same meanings herein.

         The Borrower has requested that certain provisions of the Agreement be amended as set forth herein. Accordingly, the Borrower, the Guarantors, the Agent and the Banks hereby agree as follows:

                  1. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined term in appropriate alphabetical order:

                  "Consulting and Agency Agreement" shall mean that certain Consulting and Agency Agreement dated April 11, 1996 by and between the Borrower and a joint venture consisting of Buxbaum, Ginsberg & Associates, Inc., Alco Capital Group, Inc. and The Nassi Group, LLC, which agreement was approved by the the entry of an order of the Bankruptcy Court on April 3, 1996.

                  2. Section 2.13(b) of the Credit Agreement is hereby amended
(i) by inserting the designation "(x)" following the words "it being understood and agreed that" appearing in the parenthetical text set forth at the end thereof and (ii) by inserting the following new subclause (y) at end of such parenthetical text:

                                       2                         April 24, 1996



                  "and (y) in determining the Borrower's cash funds that are in excess of $5,000,000 provided for above, such calculation shall exclude (i) amounts invested in a segregated interest-bearing account with the Agent from the proceeds of Inventory sold in store closing sales permitted pursuant to
                  Section 6.12(iii) and (ii) amounts, not in excess of $3,000,000 (plus accrued interest) in the aggregate, required to be deposited into a segregated interest-bearing account pursuant to paragraph 8.3 of the Consulting and Agency Agreement."

                  3. Section 5.01(b) of the Credit Agreement is hereby amended by deleting the number "60" set forth therein and inserting in lieu thereof the number "90".

                  4. Section 5.01(d) of the Credit Agreement is hereby amended in its entirety as follows:

                           "(d) within thirty days of the end of each fiscal
                  month, forty-five days of the end of each fiscal quarter and 90 days of the end of each fiscal year, the unaudited cash flow reports of the Borrower and the Guarantors for the relevant fiscal period on a consolidated basis and as of the close of such fiscal period and the results of their operations during such fiscal period and (in the case of the monthly and quarterly cash flow reports) the then elapsed portion of the fiscal year, all certified by a Financial Officer as fairly presenting the results of operations of the Borrower and the Guarantors on a consolidated basis, subject to normal year-end audit adjustments; PROVIDED, that notwithstanding the foregoing, the unaudited monthly cash flow reports required to be delivered to the Agent and the Banks for the fiscal months ending February 3, 1996, March 2, 1996 and April 6, 1996 in accordance with this Section 5.01(d) shall be delivered to the Agent and the Banks not later than May 2, 1996;"

                  5. Section 5.01(f) of the Credit Agreement is hereby amended in its entirety to read as follows:

                      "(f) as soon as possible, and in any event (i) within 90
                  days of the end of each

                                       3                         April 24, 1996



                  fiscal year (commencing with the fiscal year ending on or about February 3, 1996), annual financial projections prepared on a monthly basis for the next succeeding fiscal year and
                  (ii) promptly as the same becomes available, any material modifications or material updates to such financial projections, in each case in detail reasonably satisfactory to the Agent;"


                  6. Section 6.01(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(b) Make any payments or transfer any property (other than goods of the nature referred to in the "PROVIDED" clause of the definition of the term "Pre- Petition Payment" appearing herein) on account of claims asserted by any of the Borrower's or Guarantors' vendors for reclamation rights in accordance with Section 2-702 of the Uniform Commercial Code and Section 546(c) of the Bankruptcy Code in an aggregate amount in excess of $18,500,000, PROVIDED that before any such payment is made or property is transferred in an aggregate amount in excess of $10,000,000 the Bankruptcy Court shall have entered an order satisfactory in form and substance to the Agent approving such payment or transfer."

                  7. Section 6.11 of the Credit Agreement is hereby amended by deleting the word "and" immediately preceding (vi) set forth in the first paragraph thereof and inserting in lieu thereof a comma, and by inserting the following new clauses (vii) and (viii) at the end of the first paragraph thereof:

                  "(vii) the investment in a segregated interest-bearing account with the Agent of the proceeds of Inventory sold in store closing sales permitted pursuant to Section 6.12(iii) and
                  (viii) the deposit into a segregated interest-bearing account of amounts, not in excess of $3,000,000 (plus accrued interest) in the aggregate, required pursuant to paragraph 8.3 of the Consulting and Agency Agreement."

                  8. Section 6.12 of the Credit Agreement is hereby amended by deleting the word "and" immediately preceding clause (ii) therein and inserting in lieu thereof a comma, and by inserting the following new clause (iii):

                  "and (iii) in addition to the sales permitted by clauses (i) and (ii) above, sales of Inventory at the twelve (12) retail locations

                                       4                         April 24, 1996

                  set forth on Schedule 6.12 in store closing sales, PROVIDED, that the Liens in favor of the Agent on behalf of the Banks on such Inventory shall attach to the proceeds of such sales."

                  9. The Schedules to the Credit Agreement are hereby amended to include new Schedule 6.12 thereto in the form of Annex
A hereto.


         This Letter Agreement shall not become effective until the date on which it shall have been executed by the Borrower, the Guarantors and Banks constituting the Required Banks, and the Agent shall have received evidence satisfactory to it of such execution.

         This Letter Agreement shall be limited precisely as written and shall not be deemed to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Agreement or any of the instruments or agreements referred to therein or to prejudice any right or rights which the Agent or the Banks may now have or may have in the future under or in connection with the Agreement or any of the instruments or agreements referred to therein.

         This Letter Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same letter.

         This Letter Agreement shall be construed in accordance with and governed by the laws of the State of New York.

         If you are in agreement with the foregoing, kindly sign the enclosed counterpart of this Letter Agreement and deliver such signed counterpart (by telecopy and by overnight delivery) to the Agent.

                                     Very truly yours,

                                     THE CALDOR CORPORATION


                                     By: /s/ Bennett S. Gross
                                        --------------------------------
                                        Title: Vice President - General Counsel
                                               and Secretary

                                         5                       April 24, 1996



                                       GUARANTORS:

                                       CALDOR, INC.-CT


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Vice President

                                       CALDOR, INC.-NY


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Vice President

                                       CAL LEASING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Vice President

                                       LACDOR REALTY CORP.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Vice President

                                       CALFAX, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Vice President

                                       TRI-STATE ADVERTISING AGENCY, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Vice President

                                       PREMIER SERVICE PROGRAMS, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Vice President

                                         6                     April 24, 1996


                                       CALDOR-SILVER SPRING, L.L.C.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Secretary Caldor-Silver Spring,
                                                  L.L.C.

                                       CAL SILVER SPRING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title:



AGREED AND ACCEPTED:

- ------------------------------------
         Name of Bank

By:
    --------------------------------
         Title:

                                         6                     April 24, 1996


                                       CALDOR-SILVER SPRING, L.L.C.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Secretary Caldor-Silver Spring,
                                                  L.L.C.

                                       CAL SILVER SPRING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title:



AGREED AND ACCEPTED:

        Chemical Bank
- ------------------------------------
         Name of Bank

By: /s/ Agnes L. Levy
    --------------------------------
         Title: Vice President

                                         6                     April 24, 1996


                                       CALDOR-SILVER SPRING, L.L.C.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Secretary Caldor-Silver Spring,
                                                  L.L.C.

                                       CAL SILVER SPRING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title:



AGREED AND ACCEPTED:

      ABN AMRO BANK N.V.
- ------------------------------------
         Name of Bank

By: /s/ Ronald O. Drake
    --------------------------------
         Title: Senior Vice President


By: /s/ Steven Wimpenny
    --------------------------------
         Title: Authorized Signatory

                                         6                     April 24, 1996


                                       CALDOR-SILVER SPRING, L.L.C.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Secretary Caldor-Silver Spring,
                                                  L.L.C.

                                       CAL SILVER SPRING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title:



AGREED AND ACCEPTED:

Bank of America National Trust & Savings Association
- ------------------------------------
         Name of Bank

By: /s/ H.G. Wheelock
    --------------------------------
      Title: Vice President

                                         6                     April 24, 1996


                                       CALDOR-SILVER SPRING, L.L.C.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Secretary Caldor-Silver Spring,
                                                  L.L.C.

                                       CAL SILVER SPRING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title:



AGREED AND ACCEPTED:

Bank of Hawaii
- ------------------------------------
         Name of Bank

By: /s/ Patrick E. Green
    --------------------------------
      Title: Vice President

                                         6                     April 24, 1996


                                       CALDOR-SILVER SPRING, L.L.C.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Secretary Caldor-Silver Spring,
                                                  L.L.C.

                                       CAL SILVER SPRING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title:



AGREED AND ACCEPTED:

The Bank of New York
- ------------------------------------
         Name of Bank

By: /s/ Richard Hebner
    --------------------------------
      Title: Vice President

                                         6                     April 24, 1996


                                       CALDOR-SILVER SPRING, L.L.C.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Secretary Caldor-Silver Spring,
                                                  L.L.C.

                                       CAL SILVER SPRING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title:



AGREED AND ACCEPTED:

The Bank of Nova Scotia
- ------------------------------------
         Name of Bank

By: /s/ Alex J.D. Clarke
    --------------------------------
      Title: Senior Manager

                                         6                     April 24, 1996


                                       CALDOR-SILVER SPRING, L.L.C.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Secretary Caldor-Silver Spring,
                                                  L.L.C.

                                       CAL SILVER SPRING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title:



AGREED AND ACCEPTED:

Bankers Trust Company
- ------------------------------------
         Name of Bank

By: /s/ Robert W. Hevner
    --------------------------------
      Title: Vice President

                                         6                     April 24, 1996


                                       CALDOR-SILVER SPRING, L.L.C.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Secretary Caldor-Silver Spring,
                                                  L.L.C.

                                       CAL SILVER SPRING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title:



AGREED AND ACCEPTED:

BHF Bank, Autiengesellschaft
- ------------------------------------
         Name of Bank

By: /s/ John Sykes
    --------------------------------
      Title: Assistant Vice President

By: /s/ Evon Contos
    --------------------------------
      Title: Vice President

                                         6                     April 24, 1996


                                       CALDOR-SILVER SPRING, L.L.C.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Secretary Caldor-Silver Spring,
                                                  L.L.C.

                                       CAL SILVER SPRING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title:



AGREED AND ACCEPTED:
 CIBC, Inc.
- ------------------------------------
         Name of Bank

By: /s/ Douglas J. Smith
    --------------------------------
         Title: Vice President

                                         6                     April 24, 1996


                                       CALDOR-SILVER SPRING, L.L.C.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Secretary Caldor-Silver Spring,
                                                  L.L.C.

                                       CAL SILVER SPRING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title:



AGREED AND ACCEPTED:
 Credit Lyonnais New York Branch
- ------------------------------------
         Name of Bank

By: /s/ Alan Sidrane
    --------------------------------
       Title: First Vice President

                                         6                     April 24, 1996


                                       CALDOR-SILVER SPRING, L.L.C.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Secretary Caldor-Silver Spring,
                                                  L.L.C.

                                       CAL SILVER SPRING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title:



AGREED AND ACCEPTED:
 The Dai-Ichi Kangyo Bank, Limited
- ------------------------------------
         Name of Bank

By: /s/ Ronald Wolinsky
    --------------------------------
      Title: Vice President & Group Leader

                                         6                     April 24, 1996


                                       CALDOR-SILVER SPRING, L.L.C.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Secretary Caldor-Silver Spring,
                                                  L.L.C.

                                       CAL SILVER SPRING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title:



AGREED AND ACCEPTED:

First National Bank of Chicago
- ------------------------------------
         Name of Bank

By: /s/ Thomas C. Boyce Jr.
    --------------------------------
     Title: Vice President

                                         6                     April 24, 1996


                                       CALDOR-SILVER SPRING, L.L.C.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Secretary Caldor-Silver Spring,
                                                  L.L.C.

                                       CAL SILVER SPRING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title:



AGREED AND ACCEPTED:
 Fleet National Bank
- ------------------------------------
         Name of Bank

By: /s/ Richard A Meringolo
    --------------------------------
      Title: Vice President

                                         6                     April 24, 1996


                                       CALDOR-SILVER SPRING, L.L.C.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Secretary Caldor-Silver Spring,
                                                  L.L.C.

                                       CAL SILVER SPRING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title:



AGREED AND ACCEPTED:
 Internationale Nederlanden (U.S.) Capital Corporation
- ------------------------------------
         Name of Bank

By: /s/ Joan M. Chiappe
    --------------------------------
      Title: Vice President

                                         6                     April 24, 1996


                                       CALDOR-SILVER SPRING, L.L.C.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Secretary Caldor-Silver Spring,
                                                  L.L.C.

                                       CAL SILVER SPRING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title:



AGREED AND ACCEPTED:

 Lehman Commercial Paper Inc.
- ------------------------------------
         Name of Bank

By: /s/ Michele Swanson
    --------------------------------
      Title: Authorized Signatory

                                         6                     April 24, 1996


                                       CALDOR-SILVER SPRING, L.L.C.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Secretary Caldor-Silver Spring,
                                                  L.L.C.

                                       CAL SILVER SPRING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title:



AGREED AND ACCEPTED:
 Merrill Lynch, Pierce, Fenner and Smith Incorporated
- ------------------------------------
         Name of Bank

By: /s/  Dennis Greeley
    --------------------------------
      Title: Vice President

                                         6                     April 24, 1996


                                       CALDOR-SILVER SPRING, L.L.C.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Secretary Caldor-Silver Spring,
                                                  L.L.C.

                                       CAL SILVER SPRING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title:



AGREED AND ACCEPTED:
 Morgan Guaranty Trust Company of New York
- ------------------------------------
         Name of Bank

By: Houston Stebbins
    --------------------------------
      Title: Vice President

                                         6                     April 24, 1996


                                       CALDOR-SILVER SPRING, L.L.C.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Secretary Caldor-Silver Spring,
                                                  L.L.C.

                                       CAL SILVER SPRING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title:



AGREED AND ACCEPTED:

Nat West Bank N.A.
- ------------------------------------
         Name of Bank

By: Barry Karen
    --------------------------------
     Title: Vice President

                                         6                     April 24, 1996


                                       CALDOR-SILVER SPRING, L.L.C.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title: Secretary Caldor-Silver Spring,
                                                  L.L.C.

                                       CAL SILVER SPRING, INC.


                                       By: /s/ Bennett S. Gross
                                          -----------------------------
                                          Title:



AGREED AND ACCEPTED:

The Nippon Credit Bank, Ltd.
- ------------------------------------
         Name of Bank

By: David C. Carrington
    --------------------------------
     Title: Vice President & Manager

                                                                         ANNEX A

                                SCHEDULE 6.12

                         LIST OF STORES TO BE CLOSED

Store Number                               Store Location
- ------------                               --------------

         24                                Groton, Connecticut
         100                               Brockton, Massachusetts
         104                               Coram, New York
         105                               Canton, Massachusetts
         177                               Fairmount, New York
         178                               North Syracuse, New York
         179                               Fayetteville, New York
         158                               Greece, New York
         159                               Gates, New York
         160                               Henrietta, New York
         161                               Irondequoit, New York
         172                               Victor, New York